UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 4, 2005

FIRST CHOICE HEALTH NETWORK, INC.
(Exact name of registrant as specified in charter)

Washington
(State or other jurisdiction of incorporation)

0-23998
(SEC File Number)

91-1272766
(IRS Employer Identification No.)

4600 University Street, Ste. 400 Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(206) 292-8255

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 1, 2006, Kenneth A. Hamm will become President and Chief Executive Officer of First Choice Health Network, Inc. (the "Company"), upon the retirement of Gary R. Gannaway. Mr. Hamm has served as the Company's Executive Vice President and Chief Operating Officer since July 1, 2005 and was previously its Chief Financial Officer for five years beginning in July 2000. His promotion was announced to all Company employees on October 4, 2005.

Additional biographical information for Mr. Hamm and information regarding his business experience is included in the Company's proxy statement for the Company's annual shareholders meeting held in June 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHOICE HEALTH NETWORK, INC.
Dated: November 30, 2005	By: /s/ Stacy A. Kessel
Stacy A. Kessel
Vice President and Chief Financial Officer